Exhibit 10.3

Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K.

GUARANTEE AGREEMENT

Dated as of December 22, 2023

made by

PF PROPPANT HOLDING, LLC,

as Borrower,

and

THE GUARANTORS REFERRED TO HEREIN

as Guarantors in favor of

CLMG CORP.

as Agent, on behalf of

THE SECURED PARTIES REFERRED TO IN

THE CREDIT AGREEMENT REFERRED TO HEREIN

TABLE OF CONTENTS

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GUARANTEE AGREEMENT

GUARANTEE AGREEMENT dated as of December 27, 2023 (this “Guaranty”) made by the Persons listed on the signature pages hereof (collectively, the “Guarantors” and, individually, each a “Guarantor”) in favor of CLMG Corp., as administrative agent (the “Agent”) on behalf of the Secured Parties. The capitalized terms defined in the Credit Agreement (as defined below) and not otherwise defined herein are used herein as therein defined (whether directly or by reference to another agreement or document), and the rules of interpretation set forth in Section 1.02 and 1.03 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

WHEREAS, PF Proppant Holding LLC, a Texas limited liability company (the “Borrower”), Alpine Holding II, LLC, a Delaware limited liability company (“Holdings”), the guarantors from time to time party thereto, and CLMG Corp., as the Agent and Collateral Agent for the Secured Parties, and the lenders from time to time party thereto are party to a Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”);

WHEREAS, each Guarantor may receive, directly or indirectly, a portion of the proceeds of the Term Loans under the Credit Agreement and will derive substantial direct and indirect benefits from the continued availability of the aforementioned credit facilities to the Borrower;

WHEREAS, in consideration of the extensions of credit and other accommodations of the Secured Parties, as set forth in the Credit Agreement and other Loan Documents, each Guarantor has agreed to guarantee the Obligations as set forth herein, and intends this Guaranty to be a legal, valid, binding, enforceable and continuing obligation of such Guarantor;

WHEREAS, it is a condition precedent to the entering into of the Credit Agreement, the maintenance and making of Term Loans that each Guarantor shall have executed and delivered this Guaranty;

NOW, THEREFORE, in consideration of the premises and in order to induce the Appointed Agents and the Lenders to enter into the Credit Agreement and the Lenders to maintain and make Term Loans, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:

Section 1. Guaranty; Limitation of Liability.

(a) Subject to Section 1(b), each Guarantor hereby absolutely, unconditionally and irrevocably guarantees, jointly with other Guarantors and severally, as primary obligor and not merely as surety, to the Agent, for the benefit of the Secured Parties, the punctual payment in full in cash when due, whether at scheduled maturity or on any earlier date of a required prepayment by reason of acceleration, demand or otherwise, of all Obligations of each other Obligor, whether now or hereafter existing (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, Attorney Costs) incurred by the Agent or any other Secured Party (in each case, to the extent and subject to the limitations, if any, provided for in the Credit Agreement) in enforcing any rights under this Guaranty or any other Loan Document. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Obligor to any Secured Party but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Obligor.

(b) Anything contained in this Guaranty to the contrary notwithstanding, each Guarantor, and by its acceptance of this Guaranty, the Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder (collectively, “Fraudulent Transfer Laws”). To effectuate the foregoing intention, the Agent, the other Secured Parties and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount equal to the largest amount that would not, at such time, result in the Obligations of such Guarantor under this Guaranty subject to avoidance as a fraudulent transfer or conveyance but only to the extent that any Fraudulent Transfer Law has been found in a final non-appealable judgment of a court of competent jurisdiction to be applicable to such obligations as of such date, and in each case:

(i) after giving effect to all liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws, but specifically excluding: (A) any liabilities of such Guarantor in respect of intercompany indebtedness to the Borrower or any other Subsidiary of Holdings to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder; (B) any liabilities of such Guarantor under this Guaranty; and (C) any liabilities of such Guarantor under each of its other guarantees of and joint and several co-borrowings of Debt, in each case which contain a limitation as to maximum amount substantially similar to that set forth in this Section 1(b) (each such other guarantee and joint and several co-borrowing entered into on the date this Guaranty becomes effective, a “Competing Guaranty”) to the extent such Guarantor’s liabilities under such Competing Guaranty exceed an amount equal to (1) the aggregate principal amount of such Guarantor’s obligations under such Competing Guaranty (notwithstanding the operation of that limitation contained in such Competing Guaranty that is substantially similar to this Section 1(b)), multiplied by (2) a fraction (X) the numerator of which is the aggregate principal amount of such Guarantor’s obligations under such Competing Guaranty (notwithstanding the operation of that limitation contained in such Competing Guaranty that is substantially similar to this Section 1(b)), and (Y) the denominator of which is the sum of (I) the aggregate principal amount of the obligations of such Guarantor under all other Competing Guaranties (notwithstanding the operation of those limitations contained in such other Competing Guaranties that are substantially similar to this Section 1(b)), (II) the aggregate principal amount of the obligations of such Guarantor under this Guaranty (notwithstanding the operation of this Section 1(b)), and (III) the aggregate principal amount of the obligations of such Guarantor under such Competing Guaranty (notwithstanding the operation of that limitation contained in such Competing Guaranty that is substantially similar to this Section 1(b)); and

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(ii) after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable requirements of any Governmental Authority or pursuant to the terms of any agreement (including any under Section 1(d)).

For purposes hereof, “Bankruptcy Law” means any proceeding of the type referred to in Sections 10.1(e), (f) or (g) of the Credit Agreement or the Bankruptcy Code, or any similar foreign, federal or state law for the bankruptcy, insolvency, or reorganization, or relief of debtors.

(c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor (as such term is defined in the Credit Agreement) so as to maximize the aggregate amount paid to the Secured Parties in respect of the Guaranteed Obligations.

(d) Subject to Section 4, in order to provide for just and equitable contribution among the Guarantors, the Guarantors agree that in the event any payment (a “Guarantor Payment”) shall be made on any date under this Guaranty by any Guarantor (the “Funding Guarantor”), (i) each other Guarantor (each a “Contributing Guarantor”) shall indemnify and contribute to the Funding Guarantor an amount equal to the amount of such Guarantor Payment, in each case multiplied by a fraction the numerator of which shall be the Net Worth of the Contributing Guarantor as of such date and the denominator of which shall be the aggregate Net Worth of all the Contributing Guarantors together with the Net Worth of the Funding Guarantor as of such date, (ii) any Contributing Guarantor making any payment to a Funding Guarantor pursuant to this Section 1(d) shall be subrogated to the rights of such Funding Guarantor to the extent of such payment, and (iii) each Funding Guarantor recognizes and acknowledges that its rights to indemnification and/or contribution arising hereunder shall constitute an asset in favor of the Funding Guarantor, and in connection therewith, each Funding Guarantor has the right to waive its indemnification and/or contribution right against any Contributing Guarantor to the extent that giving effect to such waiver, such Funding Guarantor would remain Solvent, in the determination of the Agent (at the direction or with the consent of the Required Lenders). Notwithstanding anything to the contrary hereunder, this Section 1(d) will not be construed to limit the claim of any Secured Party under this Guaranty or any other Loan Document. For purposes hereof, “Net Worth” means, as of the date of any Guarantor Payment, the amount by which the Fair Market Value of the assets of such Guarantor exceeds its Stated Liabilities and Identified Contingent Liabilities (but without giving effect to any obligations arising under this Guaranty on such date).

Section 2. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms thereof, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The Guaranty by each of the Guarantors hereunder is a guaranty of payment (whether or not any bankruptcy or similar proceeding shall

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have stayed the accrual of collection of any of the Guaranteed Obligations or operated as a discharge thereof) and not of collection, and is in no way conditioned upon any requirement that the Agent first attempt to collect any portion of the Obligations from the Borrower or any Obligor or resort to any other means of obtaining payment. The Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Obligor, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Obligor or whether the Borrower or any other Obligor is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

(a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto or relating to any other Guaranteed Obligations;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any Obligor under or in respect of the Loan Documents or any agreement or instrument relating thereto or relating to any other Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document or any agreement or instrument relating thereto or relating to any other Guaranteed Obligations, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Obligor or any of its Subsidiaries or otherwise;

(c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

(d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Obligor or any other assets of any Obligor or any of its Subsidiaries;

(e) any change, (i) change, restructuring or termination of the corporate structure or existence of the Guarantor or any of its Subsidiaries, and (ii) any change, whether direct or indirect, in the Guarantor’s relationship to any of its Subsidiaries or Obligor, including any such change by reason of any merger or consolidation or any sale, transfer, issuance, spin-off, 5 distribution, disposal, or other disposition of any stock, equity interest or other security, assets or property of an Obligor, the Guarantor or any other Person;

(f) any failure of any Secured Party to disclose to any Obligor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Obligor now or hereafter known to such Secured Party (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information);

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(g) the failure of any other Person to execute or deliver this Guaranty, any Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations;

(h) any Lien or security interest granted to, or in favor of, any Secured Party as security for any of the Guaranteed Obligations shall fail to be perfected, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(i) any failure of any Secured Party to assert any claim or demand or to enforce any right or remedy against any Guarantor or any other Person under the provisions of any Loan Document or any other guarantor of, or collateral securing, any Guaranteed Obligations;

(j) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrower or any other Guarantor;

(k) any benefit of and any right to participate in any security now or hereafter held by any Secured Party;

(l) any assignment for the benefit of any Secured Party or any other marshalling of assets and liabilities of any Guarantor;

(m) any reduction, limitation, impairment or termination of any Guaranteed Obligations (except in the case of Full Payment of the Obligations) for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, non-genuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations or otherwise;

(n) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(o) any existence of or reliance on any representation by any Secured Party or any other circumstance which might otherwise constitute a defense (other than a defense of Full Payment of the Obligations) available to, or a legal or equitable discharge of, the Borrower, any Guarantor, surety, Person or any other guarantor; or

(p) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense (other than a defense of Full Payment of the Obligations) available to, or a discharge of, any Obligor or any other guarantor or surety.

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This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded, invalidated, set aside, or must be restored, repaid or otherwise returned by any Secured Party, or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Obligor or otherwise, all as though such payment had not been made, and each Guarantor agrees that it will, jointly and severally, as primary obligor and not merely as surety, with the other Guarantors, indemnify the Agent and any other Secured Party on written demand for all reasonable and documented costs and expenses (including Attorney Costs) incurred by each such Secured Party in connection with such event, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer, fraudulent conveyance or similar payment under any Fraudulent Transfer Law or similar law, together with interest on amounts recoverable under this Guaranty from the time when such amounts become due until payment, whether before or after judgment, including any Default Interest.

Section 3. Waivers and Acknowledgments.

(a) Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any and all other notices or demands of any kind or nature whatsoever with respect to any of the Guaranteed Obligations or of the existence, creation or incurrence of new or additional Guaranteed Obligations, and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Obligor or any other Person or any Collateral.

(b) Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty until the monetary Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and Full Payment of the Obligations shall have occurred and each Guarantor acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c) Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Obligors, any other guarantor or any other Person or any Collateral, (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder, and (iii) any right to require that any resort be had by the Agent or any other Secured Party to any security held for the payment of the Guaranteed Obligations or to any balance of any account or credit on the books of the Agent or any other Secured Party in favor of the Borrower, any other party, or any other Person.

(d) Each Guarantor acknowledges that the Agent (or Collateral Agent) may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under the Security Agreement pursuant to Section 16 thereof by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Agent and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

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(e) Each Guarantor hereby unconditionally and irrevocably waives (i) any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Obligor or any of its Subsidiaries now or hereafter known by such Secured Party; and (ii) any and all notice of the creation, contraction, incurrence, renewal, extension, amendment, waiver or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any other Secured Party upon this Guaranty or acceptance of this Guaranty, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, waived or accrued, in reliance upon this Guaranty. All dealings between the Borrower and any of the Guarantors, on the one hand, and the Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty and (iii) any and all rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law which would otherwise prevent the Agent or Secured Parties from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against the Guarantor before or after the commencement or completion of any foreclosure action involving the Borrower or any other Obligor, whether judicially, by exercise of power of sale or otherwise, and/ or (B) any other defense arising due to waiver, release, discharge, or disallowance in bankruptcy, statute of limitations, statute of frauds, incapacity, minority, usury, illegality, unenforceability or any other objection or defense that may be available to Guarantor, or any other law or otherwise which in any other way would otherwise require any election of remedies by the Agent or Secured Parties.

(f) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated in the Loan Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

(g) Each Guarantor acknowledges that it has a duty to read this Guaranty and the other Loan Documents and agrees that it is charged with notice and knowledge of the terms of this Guaranty and the other Loan Documents; that it has in fact read this Guaranty and is fully informed and has full notice and knowledge of the terms, conditions and effects of this Guaranty; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Guaranty and the other Loan Documents; and has received the advice of its attorney in entering into this Guaranty and the Loan Documents to which it is a party; and that it recognizes that certain of the terms of this Guaranty and the other Loan Documents result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. SUCH GUARANTOR AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY PROVISION OF THIS GUARANTY AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS”.

(h) Each Guarantor acknowledges that each of the waivers and consents set forth in this Guaranty are made voluntarily and unconditionally after consultation with independent legal counsel of its choice and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Guarantor otherwise may have against the Borrower, any other Guarantor, the Secured Parties or any other Person or against any Collateral. If, notwithstanding the intent of the parties that the terms of this Guaranty shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

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(i) Each Guarantor hereby irrevocably waives, to the extent it may do so under applicable law, any protection to which it may be entitled under Sections 365(c)(1), 365(c)(2) and 365(e)(2) of the Bankruptcy Code or equivalent provisions of any Fraudulent Transfer Law, or any successor provision of law of similar import, in the event of any Bankruptcy Event with respect to itself or any Obligor. Specifically, in the event that the trustee (or similar official) in a Bankruptcy Event with respect to itself or any Obligor or the debtor-in-possession takes any action (including the institution of any action, suit or other proceeding for the purpose of enforcing the rights of any Obligor under this Guaranty or any Loan Document), each Guarantor shall not assert any defense, claim or counterclaim denying liability hereunder on the basis that this Guaranty or any Loan Document is an executory contract or a “financial accommodation” that cannot be assumed, assigned or enforced or on any other theory directly or indirectly based on Section 365(c)(1), 365(c)(2) or 365(e)(2) of the Bankruptcy Law, or equivalent provisions any Fraudulent Transfer Law or any successor provision of law of similar import. If a Bankruptcy Event with respect to itself or any Obligor shall occur, each Guarantor agrees after the occurrence of such Bankruptcy Event, to reconfirm in writing, to the extent permitted by applicable law, its pre-petition waiver of any protection to which it may be entitled under Sections 365(c)(1), 365(c)(2) and 365(e)(2) of the Bankruptcy Code or equivalent provisions of any Fraudulent Transfer Law, or any successor provision of law of similar import and, to give effect to such waiver, each Guarantor consents to the assumption and enforcement of each provision of this Guaranty and any Loan Document by the debtor-in-possession or its or any Obligor’s trustee in bankruptcy, as the case may be.

Section 4. Subrogation; Subordination; etc.

(a) Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower, any other Obligor or any other Guarantor (as such term is defined in the Credit Agreement) that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guaranty or any other Loan Document or any other agreement relating to any Guaranteed Obligations, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Borrower, any other Obligor or any other Guarantor (as such term is defined in the Credit Agreement) or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, any other Obligor or any other Guarantor (as such term is defined in the Credit Agreement), directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until Full Payment of the Obligations has occurred. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the date on which Full Payment of the Obligations has occurred, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or

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unmatured, in accordance with the terms of the Loan Documents or any other agreement relating to any Guaranteed Obligations, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to any Secured Party of all or any part of the Guaranteed Obligations, and (ii) Full Payment of the Obligations shall occur, the Secured Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty. Notwithstanding anything to the contrary contained in this Guaranty, no Guarantor may exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and may not proceed or seek recourse against or with respect to any property or asset of, any other Obligor (the “Foreclosed Obligor”), including after Full Payment of the Obligations, if all or any portion of the Obligations have been satisfied in connection with an exercise of remedies in respect of the Stock of such Foreclosed Obligor whether pursuant to this Guaranty or otherwise.

(b) Subordination. The payment of any amounts due with respect to any indebtedness of any Obligor for money borrowed or credit received now or hereafter owed to any Guarantor is hereby expressly made subordinate and junior in right of payment to the Full Payment of the Obligations, and each Guarantor agrees, after an Event of Default has occurred and is continuing, that it will not demand, sue for or otherwise attempt to collect any such indebtedness of any Obligor owed to any Guarantor until Full Payment of the Obligations. If, notwithstanding the foregoing sentence, the Guarantors shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations remain outstanding following the occurrence and during the continuation of an Event of Default, such amounts shall be collected, enforced and received by the Guarantors as trustee for the Agent and be paid over to the Agent on account of the Obligations without affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty.

(c) Provisions Supplemental. The provisions of this Section 4 shall be supplemental to and not in derogation of any rights and remedies of the Agent or Lenders under any separate subordination agreement which the Agent or Lenders may at any time and from time to time enter into with the Guarantors for the benefit of the Agent or Lenders, as applicable.

Section 5. Payments Free and Clear of Taxes. Any and all payments made by any Guarantor under or in respect of this Guaranty or any other Loan Document shall be made in accordance with Section 5.1(a) of the Credit Agreement.

Section 6. Representations and Warranties. Each Guarantor hereby represents and warrants on the date hereof as follows:

(a) This Guaranty and each other Loan Document to which it is a party has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and the Person who is executing and delivering this Guaranty on behalf of such Guarantor has full power, authority and legal right to so do, and to observe and perform all of the terms and conditions of this Guaranty on such Guarantor’s part to be observed or performed.

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(b) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

(c) Such Guarantor has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Loan Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Obligor on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Obligor.

Section 7. Amendments, Guaranty Supplements, Etc.

(a) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent (at the direction or with the consent of the Required Lenders) and, except as provided in Section 7(b) below, each Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b) Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a “Guaranty Supplement”), (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Guaranty,” “hereunder,” “hereof” or words of like import referring to this Guaranty, and each reference in any other Loan Document to the “Guarantee Agreement,” “thereunder,” “thereof” or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty as supplemented by such Guaranty Supplement.

Section 8. Notices, Etc. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Guaranty, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement. This Guaranty and any Guaranty Supplement may be authenticated by manual signature, facsimile or other electronic communication, and the effectiveness of this Guaranty and any Guaranty Supplement and signatures thereon shall have the same force and effect as manually signed originals and shall be binding on all parties thereto. The Agent may require that any such signatures be confirmed by a manually-signed original thereof, provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or other electronic signature.

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Section 9. No Waiver; Remedies. No failure on the part of the Agent or any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 10. Right of Set-off. Each Guarantor hereby agrees to all terms and conditions set forth in Section 14.15 of the Credit Agreement.

Section 11. Indemnification.

(a) In any suit, proceeding or action brought by the Agent or any of the other Secured Parties relating to or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Obligor enforceable against such Obligor in accordance with their terms, each Guarantor jointly and severally agrees to save, indemnify and keep the Agent and the other Secured Parties harmless from and against all reasonable and documented out-of-pocket fees and expenses or Losses suffered by reason of any defense, setoff or counterclaim arising out of a breach by any Guarantor of any obligation hereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from any Guarantor, in each case to the extent required by Section 14.10 of the Credit Agreement; provided that each reference therein to “the Borrower” shall be deemed to be a reference to “each Guarantor” and each reference therein to “Indemnified Person” shall be deemed to include each Secured Party. All such obligations of Guarantors shall be and remain enforceable against and only against Guarantors and shall not be enforceable against the Agent or any of the other Secured Parties.

(b) Without prejudice to the survival of any of the other agreements of any Guarantor under this Guaranty or any of the other Loan Documents, the agreements and obligations of each Guarantor contained in Section 1(a) (with respect to enforcement expenses), the last sentence of Section 2, the last sentence of Section 4, Section 5 and this Section 11 shall survive the Full Payment of the Obligations and all of the other amounts payable under this Guaranty.

Section 12. Continuing Guaranty; Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall (a) apply to all Guaranteed Obligations whenever arising and remain in full force and effect until Full Payment of the Obligations has occurred, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement, in accordance with the terms of the Credit Agreement, to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided and permitted in Section 12.2 (or, in the case of the Agent, Article XIII) of the Credit Agreement. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of all Lenders, and any purported assignment or transfer without such consent will be void ab initio, and the Guarantors shall not be released from its obligations hereunder pursuant thereto.

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Section 13. Execution in Counterparts . This Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Guaranty may be authenticated by manual signature, telecopier, or other electronic communication, and the effectiveness of this Guaranty and signatures thereon shall have the same force and effect as manually signed originals and shall be binding on all parties thereto. The Agent may require that any such signatures be confirmed by a manually-signed original thereof, provided that the failure to request or deliver the same shall not limit the effectiveness of any signature delivered electronically or by facsimile. Notwithstanding anything to the contrary under this Agreement or any Loan Document, the words “authenticated”, “execution,” “signed,” “signature,” and words of like import hereunder or thereunder shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 14. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.

(a) THIS GUARANTY SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA LOCATED IN NEW YORK COUNTY, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH OF THE GUARANTORS AND THE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GUARANTORS AND THE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (x) THE AGENT SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GUARANTOR OR ANY COLLATERAL IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (y) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

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(c) SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS GUARANTY. EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 14.8 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID.

(d) THE GUARANTORS AND THE AGENT EACH IRREVOCABLY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GUARANTORS AND THE AGENT EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.

Section 15. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally continually, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Obligor to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 15 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 15, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 15 shall remain in full force and effect until the Full Payment of all Obligations and termination of all commitments under the Credit Agreement. Each Qualified ECP Guarantor intends that this Section 15 constitute, and this Section 15 shall be deemed to constitute, a “keepwell, support or other agreement” for the benefit of each other Obligor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Credit Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

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Section 16. Severability. In the event any provision of this Guaranty is prohibited or unenforceable in any jurisdiction, such provision shall, solely as to such jurisdiction, be ineffective to the extent of such prohibition hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the prohibited or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the prohibited or unenforceable provisions.

Section 17. Headings. Section headings used herein are for convenience of reference only, are not part of this Guaranty and are not to affect the construction of, or to be taken into consideration in interpreting, this Guaranty.

Section 18. Entire Agreement. This Guaranty, together with any other agreements executed in connection herewith, embodies the entire agreement and understanding among the Guarantors, the Agent and the other Secured Parties with respect to the subject matter hereof and thereof and supersedes all prior oral and written agreements and understandings among the Guarantors, the Agent and the other Secured Parties relating to the subject matter hereof and thereof.

Section 19. Intercreditor Agreement. Notwithstanding anything herein to the contrary, prior to the Discharge of ABL Obligations (as defined in the [ABL Intercreditor Agreement]), (i) this Guaranty, including without limitation, the Guaranteed Obligations and the exercise of the rights and remedies of the Agent and the Collateral Agent hereunder and under any other Security Document shall be subject to the provisions of the ABL Intercreditor Agreement and (ii) in the event of any conflict between the terms of the ABL Intercreditor Agreement and this Guaranty or any other Security Document, the terms of the ABL Intercreditor Agreement shall govern and control.

Section 20. Unenforceability of Obligations. If for any reason the Borrower or any other Obligor has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower or any other Obligor by reason of the any Obligor’s insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantors to the same extent as if the Guarantors at all times had been the principal obligor on all the Guaranteed Obligations. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all of the Guaranteed Obligations otherwise subject to acceleration under the terms of the Credit Agreement or any other agreement evidencing, securing or otherwise executed in connection with any Guaranteed Obligations shall be immediately due and payable by the Guarantor.

Section 21. Relationship to Obligors. The value of the consideration received and to be received by the Guarantors is reasonably worth at least as much as the liability and obligation of the Guarantors incurred or arising under this Guaranty and all related papers and arrangements. Each Guarantor and its board of directors or equivalent governing body, its advisors and general partners have determined that such liability and obligation may reasonably be expected to substantially benefit the Guarantors directly or indirectly. Each Guarantor has had full and

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complete access to the underlying documents relating to the Guaranteed Obligations and all other documents, agreements and instruments executed by the Borrower or any Obligor in connection with the Guaranteed Obligations and has reviewed them and is fully aware of the meaning and effect of their contents. Each Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guaranty and which a diligent inquiry would reveal. Each Guarantor acknowledges and confirms that the Guarantors itself have established their own adequate means of obtaining from the Borrower and/ or each Obligor on a continuing basis all information desired by such Guarantor concerning the financial condition of the Borrower and/ or each Obligor and that each Guarantor will look to the Borrower and/ or and not to the Agent or any other Secured Party in order for the Guarantor to keep adequately informed of changes in any Obligor’s financial condition. Each Guarantor agrees that the Agent any Secured Parties shall not have any obligation to advise or notify any Guarantor or to provide Guarantor with any data or information.

Section 22. Judgment Currency. If for the purpose of obtaining judgment in any court it is necessary to convert an amount due hereunder in the currency in which it is due (the “Original Currency”) into another currency (the “Second Currency”), the rate of exchange applied shall be that at which, in accordance with normal banking procedures, the Agent could purchase in the New York foreign exchange market, the Original Currency with the Second Currency on the date two (2) Business Days preceding that on which judgment is given. The Guarantor agrees that its obligation in respect of any Original Currency due from it hereunder shall, notwithstanding any judgment or payment in such other currency, be discharged only to the extent that, on the Business Day following the date the Agent receives payment of any sum so adjudged to be due hereunder in the Second Currency, the Agent may, in accordance with normal banking procedures, purchase, in the New York foreign exchange market, the Original Currency with the amount of the Second Currency so paid; and if the amount of the Original Currency so purchased or could have been so purchased is less than the amount originally due in the Original Currency, the Guarantor agrees as a separate obligation and notwithstanding any such payment or judgment to indemnify the Agent against such loss. The term “rate of exchange” in this Section 22 means the spot rate at which the Agent, in accordance with normal practices, is able on the relevant date to purchase the Original Currency with the Second Currency, and includes any premium and costs of exchange payable in connection with such purchase.

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IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be dully executed and delivered by its officer thereunto duly authorized as of the date first above written.

ALPINE HOLDING II, LLC

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[Signature Page to Guarantee Agreement, dated December 22, 2023, by and among PF

Proppant Holding, LLC, the Guarantors and CLMG Corp., as Agent]

PF PROPPANT HOLDING, LLC

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[Signature Page to Guarantee Agreement, dated December 22, 2023, by and among PF

Proppant Holding, LLC, the Guarantors and CLMG Corp., as Agent]

ALPINE SILICA, LLC

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[Signature Page to Guarantee Agreement, dated December 22, 2023, by and among PF

Proppant Holding, LLC, the Guarantors and CLMG Corp., as Agent]

SUNNY POINT AGGREGATES, LLC

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[Signature Page to Guarantee Agreement, dated December 22, 2023, by and among PF

Proppant Holding, LLC, the Guarantors and CLMG Corp., as Agent]

PERFORMANCE PROPPANTS INTERNATIONAL, LLC

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[Signature Page to Guarantee Agreement, dated December 22, 2023, by and among PF

Proppant Holding, LLC, the Guarantors and CLMG Corp., as Agent]

PERFORMANCE PROPPANTS, LLC

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[Signature Page to Guarantee Agreement, dated December 22, 2023, by and among PF

Proppant Holding, LLC, the Guarantors and CLMG Corp., as Agent]

RED RIVER LAND HOLDINGS, LLC

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[Signature Page to Guarantee Agreement, dated December 22, 2023, by and among PF

Proppant Holding, LLC, the Guarantors and CLMG Corp., as Agent]

PERFORMANCE ROYALTY, LLC

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[Signature Page to Guarantee Agreement, dated December 22, 2023, by and among PF

Proppant Holding, LLC, the Guarantors and CLMG Corp., as Agent]

ALPINE MONAHANS, LLC

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[Signature Page to Guarantee Agreement, dated December 22, 2023, by and among PF

Proppant Holding, LLC, the Guarantors and CLMG Corp., as Agent]

ALPINE MONAHANS II, LLC

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[Signature Page to Guarantee Agreement, dated December 22, 2023, by and among PF

Proppant Holding, LLC, the Guarantors and CLMG Corp., as Agent]

MONARCH SILICA, LLC

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[Signature Page to Guarantee Agreement, dated December 22, 2023, by and among PF

Proppant Holding, LLC, the Guarantors and CLMG Corp., as Agent]

ALPINE REAL ESTATE HOLDINGS, LLC

By:	/s/ Lance Turner
Name:	Lance Turner
Title:	Chief Financial Officer

[Signature Page to Guarantee Agreement, dated December 22, 2023, by and among PF Proppant Holding, LLC, the Guarantors and CLMG Corp., as Agent]

AGENT:

CLMG CORP.,
as the Agent

By:	/s/ James Erwin
Name:	James Erwin
Title:	President

[Signature Page to Guarantee Agreement, dated December 22, 2023, by and among PF

Proppant Holding, LLC, the Guarantors and CLMG Corp., as Agent]